Summary Prospectus Supplement

September 27, 2024

Morgan Stanley ETF Trust

Supplement dated September 27, 2024 to the Morgan Stanley ETF Trust Summary Prospectus dated January 28, 2024

Eaton Vance Intermediate Municipal Income ETF (the "Fund")

Effective October 1, 2024, the maximum expense ratio of the Fund will be decreased. Accordingly, the Summary Prospectus is hereby amended as follows:

The Annual Fund Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.29%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses[3]	0.29%
Fee Waiver[3]	0.19%
Total Annual Fund Operating Expenses After Fee Waiver[3]	0.10%

The following is hereby added as the third footnote to the Annual Fund Operating Expenses table in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses":

3  The Adviser has agreed to reduce its management fee so that Total Annual Fund Operating Expenses, excluding the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund's business, will not exceed 0.10%. The fee waiver will continue until February 1, 2026 or until such time as the Board of Trustees of Morgan Stanley ETF Trust acts to discontinue all or a portion of such waiver when it deems such action is appropriate. It is expected that the duration of the fee waiver will not be extended. Total Annual Fund Operating Expenses After Fee Waiver has been restated to reflect the fee waiver effective on October 1, 2024.

The Example table under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

1 Year	3 Years
$10	$74

Please retain this supplement for future reference.

  EVIMIETFSUMPROSPT 9/24